Variant Alternative Income Fund

Consolidated Schedule of Investments

July 31, 2024 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost	Fair Value	Percent of Net Assets
Investments in private investment companies - 21.4%
Litigation Finance
EAJF ESQ Fund, L.P. (f)(g)	-	-	-	-	5/26/2022	-	$35,000,000	$43,042,040	1.5
Equal Access Justice Fund, L.P. (f)(g)	-	-	-	-	3/30/2021	-	45,000,000	55,669,903	1.9
Series 4 - Virage Capital Partners, L.P. (f)(g)	-	-	-	-	9/1/2018	-	804,190	1,599,095	0.1
Series 6 - Virage Capital Partners, L.P. (f)(g)	-	-	-	-	10/31/2019	-	13,462,820	22,002,613	0.7
Virage Recovery Fund (Cayman), L.P. (g)	-	-	-	152,589	8/6/2019	-	15,286,170	7,079,956	0.2
							109,553,180	129,393,607	4.4
Portfolio Finance
Cl Levi Co-Invest, L.P. (f)(g)(l)	-	-	-	-	6/27/2022	-	12,778,088	16,283,277	0.6
Crestline Portfolio Financing Fund II (US), L.P. (f)(g)(l)	-	-	-	-	8/26/2021	-	3,024,307	3,646,370	0.1
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary (f)(g)(l)	-	-	-	-	4/25/2018	-	232,789	579,195	0.0
Crestline Praeter, L.P. - Zoom (f)(g)(l)	-	-	-	-	12/26/2019	-	-	91,374	0.0
River Horse Holdings II, L.P. (f)(g)	-	-	-	-	1/6/2023	-	3,600,000	4,032,000	0.1
							19,635,184	24,632,216	0.8
Real Estate Debt
Oak Harbor Capital NPL VII (f)(g)	-	-	-	-	3/1/2019	-	5,818,673	6,689,658	0.2
Setpoint Residential Fintech Fund, L.P. (f)(g)	-	-	-	-	2/4/2022	-	16,830,000	16,285,156	0.6
Setpoint Residential Fintech Fund II, L.P. (f)(g)(l)	-	-	-	-	8/17/2023	-	17,000,000	17,216,879	0.6
							39,648,673	40,191,693	1.4
Real Estate Equity
Montreux Healthcare Fund PLC (b)	-	-	-	48,220	2/1/2018	-	61,167,397	278,060	0.0
Prime Storage Fund II (Cayman), L.P. (f)(g)	-	-	-	-	11/20/2017	-	996,147	1,323,943	0.0
							62,163,544	1,602,003	0.0
Royalties
MEP Capital II, L.P. (f)(g)(l)	-	-	-	-	11/27/2020	-	6,655,131	7,687,548	0.3
MEP Capital II, L.P. - Co-Investment Sound Royalties (f)(g)	-	-	-	-	8/3/2021	-	2,000,000	2,827,239	0.1
MEP Capital III, L.P. (f)(g)(l)	-	-	-	-	11/1/2021	-	19,370,990	20,275,394	0.7
MEP Capital III, L.P. - Co-Investment Cultureworks (f)(g)	-	-	-	-	11/3/2021	-	-	21,511	0.0
MEP Capital III, L.P. - NGL (f)(g)	-	-	-	-	3/24/2022	-	7,750,000	8,375,686	0.3
MEP Capital Fund IV, L.P. (f)(g)(l)	-	-	-	-	11/30/2023	-	15,764,712	16,069,133	0.5
							51,540,833	55,256,511	1.9
Secondaries
Black Forest Structured Lending Fund (g)(l)	-	-	-	2,844	12/30/2022	-	3,685,091	675,356	0.0
Campbell Opportunity Timber Fund-A, L.P. (f)(g)	-	-	-	-	11/1/2021	-	-	529,771	0.0
Drawbridge Special Opportunities Fund, L.P. (f)(g)	-	-	-	-	10/19/2023	-	3,961,219	5,536,860	0.2
North Haven Offshore Infrastructure Partners A, L.P. (f)(g)(l)	-	-	-	-	7/18/2019	-	1,440,893	1,503,271	0.1
Taiga Special Opportunities, L.P. (Class L 2021) (g)	-	-	-	18,369,720	4/22/2022	-	12,683,509	17,010,957	0.6
Taiga Special Opportunities, L.P. (Class L 2023) (g)	-	-	-	9,112,716	12/29/2023	-	7,892,054	9,769,744	0.3
Thor Urban Property Fund II, Inc (g)(l)	-	-	-	35,695	12/30/2019	-	4,161,214	245,601	0.0
							33,823,980	35,271,560	1.2
Specialty Finance
Atalaya Equipment Leasing Feeder Evergreen, L.P. (f)(g)	-	-	-	-	5/23/2022	-	34,765,449	35,183,682	1.2
BSRF Tax-Exempt, LLC (f)(g)	-	-	-	-	5/17/2022	-	20,000,000	20,664,241	0.7
Coromandel Credit Income Evergreen Fund, L.P. (f)(g)	-	-	-	-	7/1/2024	-	15,000,000	15,153,633	0.5
CoVenture - AMZN Credit Opportunities Fund, L.P. (f)(g)	-	-	-	-	3/11/2021	-	30,573,720	29,848,910	1.0
CoVenture - No1 Credit Opportunities Fund, LLC (f)(g)	-	-	-	-	12/12/2019	-	1,000,000	1,000,000	0.0
CoVenture - No1 Credit Opportunities Fund, LLC (A-2 Series) (f)(g)	-	-	-	-	2/5/2021	-	3,000,000	3,000,000	0.1
CoVenture - No1 Credit Opportunities Fund, LLC (A-3 Series) (f)(g)	-	-	-	-	7/12/2021	-	7,500,000	7,500,000	0.3
CoVenture Credit Opportunities Partners Fund, L.P. (f)(g)	-	-	-	-	2/28/2020	-	20,000,000	20,324,288	0.7
Delgatto Diamond Finance Fund, L.P. (f)(g)	-	-	-	-	10/3/2019	-	18,750,000	28,888,093	1.0
OHP II, L.P. Class B (f)(g)	-	-	-	-	3/7/2019	-	-	463,064	0.0
OHPC, L.P. (f)(g)	-	-	-	-	5/27/2021	-	11,206,083	11,156,405	0.4
Rivonia Road Fund, L.P. (f)(g)	-	-	-	-	7/29/2022	-	10,000,000	12,082,874	0.4
Silverview Special Situations Lending Onshore Fund II, L.P. (f)(g)(l)	-	-	-	-	10/19/2021	-	9,150,287	10,168,273	0.4
SP Technology Payments II, LLC (f)(g)	-	-	-	-	11/10/2022	-	5,000,000	5,903,325	0.2
Turning Rock Fund I, L.P. (f)(g)(l)	-	-	-	-	11/29/2019	-	2,661,351	4,173,717	0.1
Turning Rock Fund II, L.P. (f)(g)(l)	-	-	-	-	11/29/2021	-	17,933,331	18,414,869	0.6
Upper90 Fund III, L.P. (f)(g)(l)	-	-	-	-	7/28/2022	-	2,997,485	2,871,386	0.1
							209,537,706	226,796,760	7.7
Transportation Finance
Aero Capital Solutions Fund, L.P. (f)(g)	-	-	-	-	1/17/2019	-	954,672	544,422	0.0
Aero Capital Solutions Fund II, L.P. (f)(g)	-	-	-	-	9/16/2019	-	6,704,484	29,574,974	1.0
Aero Capital Solutions Feeder Fund III, L.P. (f)(g)	-	-	-	-	9/13/2021	-	35,000,000	52,804,718	1.8
Aero Capital Solutions Feeder Fund IV, L.P. (f)(g)(l)	-	-	-	-	8/28/2023	-	12,864,871	14,933,924	0.5
Hudson Transport Real Asset Fund, L.P. (f)(g)	-	-	-	-	8/31/2018	-	806,265	1,038,767	0.0
ITE Rail Fund, L.P. (f)(g)	-	-	-	-	5/25/2022	-	19,587,982	20,701,144	0.7
							75,918,274	119,597,949	4.0
Total investments in private investment companies							601,821,374	632,742,299	21.4

Variant Alternative Income Fund

Consolidated Schedule of Investments

July 31, 2024 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Principal	Fair Value	Percent of Net Assets
Investments in credit facilities - 61.4%
Litigation Finance
888 Fund I, LLC (a)(b)(h)(i)(l)	17.50% PIK	-	-	-	4/18/2022	4/30/2025	77,238,826	77,238,826	2.6
Cage Health, LLC (b)(i)(l)	16.50% PIK	-	-	-	8/28/2023	8/25/2028	3,842,326	3,842,326	0.1
Kerberos Capital Management SPV I, LLC (a)(b)(i)	17.00% PIK	-	-	-	10/7/2019	9/11/2024	68,632,921	68,632,921	2.3
Kerberos Capital Management SPV I, LLC (Luckett) (a)(b)(i)(r)	19.00% PIK	-	-	-	1/29/2020	9/11/2024	8,282,200	8,282,200	0.3
Kerberos Capital Management SPV I, LLC (Pulvers) (a)(b)(i)(r)	12.00% PIK	-	-	-	10/7/2019	9/11/2024	11,974,267	11,974,267	0.4
Kerberos Capital Management SPV V, LLC (b)(i)	15.00% PIK	-	-	-	5/17/2022	5/17/2026	23,623,258	23,623,258	0.8
Legal Capital Products, LLC (a)(b)(c)(l)	14.34%	30 Day Avg. SOFR	9.00%	-	10/7/2021	10/7/2026	45,318,763	45,318,763	1.5
Nighthawk Borrower SPV, LLC (a)(b)(c)(l)	14.59%	30 Day Avg. SOFR	9.25%	-	8/30/2023	8/30/2026	13,686,790	13,686,790	0.5
RL SPV, LLC (b)(c)(l)	15.84%	30 Day Avg. SOFR	10.50%	-	7/13/2023	7/13/2028	7,595,000	7,595,000	0.3
SCPFL I, LLC (a)(b)(h)(i)	19.15% PIK	-	-	-	4/21/2023	12/16/2026	120,824,450	120,824,450	4.1
Steno Agency Funding I, LLC (b)(c)(k)(l)	14.84%	1 Month CME Term SOFR	9.50%	-	11/12/2021	4/3/2027	4,514,043	4,514,043	0.2
Stifel Syndicated Credit, LLC (b)(i)	21.00% PIK	-	-	-	8/15/2022	6/16/2026	5,665,555	5,665,555	0.2
Stratford Cresson MT2, LLC (b)(c)(i)(l)	17.34 PIK	30 Day Avg. SOFR	12.00%	-	5/12/2023	1/5/2028	15,575,430	15,575,430	0.5
							406,773,829	406,773,829	13.8
Portfolio Finance
BA Tech Master, L.P. (b)(i)	25.50% PIK	-	-	-	10/2/2018	10/1/2024	2,296,436	2,296,436	0.1
Cirrix Finance, LLC (b)(i)	15.00% PIK	-	-	-	11/4/2021	12/31/2025	7,104,083	7,104,083	0.2
Delgatto Diamond Finance Fund QP, L.P. (b)(c)(l)	12.50%	1 Month CME Term SOFR	9.50%	-	5/28/2021	3/28/2025	74,940,000	74,940,000	2.5
Fairway America Fund (VII and VIIQP), L.P. (a)(b)(c)	10.00%	30 Day Avg. SOFR	6.00%	-	8/7/2020	7/1/2025	7,500,000	7,500,000	0.3
Stage Point Capital, LLC (a)(b)(c)(j)	12.00%	30 Day Avg. SOFR	8.00%	-	9/5/2019	-	11,550,000	11,550,000	0.4
Viscogliosi Brothers, LLC (a)(b)(c)(i)	18.34% PIK	1 Month CME Term SOFR	13.00%	-	10/27/2021	10/28/2025	7,853,901	7,853,901	0.4
							111,244,420	111,244,420	3.9
Real Estate Debt
1769 Capital, LLC (b)(i)(l)	12.00% PIK	-	-	-	5/31/2024	5/17/2029	19,494,950	19,494,950	0.7
CDMX II Fund, LLC (b)(l)	13.00%	-	-	-	12/1/2022	11/30/2027	22,151,910	22,151,910	0.7
Drummond Ross Limited (b)(i)(j)(r)	10.00% PIK	-	-	-	1/7/2022	-	5,444,060	4,439,723	0.1
OHFX, Smith Trust, Stone Canyon Trust, & City Centre (a)(b)(c)(i)(ac)	15.35%, 4.04% PIK	1 Month CME Term SOFR	10.00%	-	10/11/2023	10/11/2025	25,667,696	25,667,696	0.9
Tailor Ridge REIT, LLC (a)(b)(l)	10.30%	-	-	-	8/18/2021	7/31/2025	8,550,000	8,550,000	0.3
Trunorth Star RTL Co-Invest, LLC (b)(d)(h)(i)	13.00%,4.88% PIK	-	-	-	2/27/2023	2/27/2026	14,356,732	14,356,732	0.5
							95,665,348	94,661,011	3.2
Royalties
ARC LPW I, LLC (b)	13.00%	-	-	-	9/26/2019	11/30/2025	42,283,695	33,712,637	1.1
Beatfund II, LLC (a)(b)(c)(l)	15.34%	30 Day Avg. SOFR	10.00%	-	11/25/2022	11/23/2025	29,533,989	29,533,989	1.0
Cascade Energy Group, LLC (a)(b)(c)	14.00%	30 Day Avg. SOFR	9.50%	-	8/21/2023	7/20/2025	10,771,463	10,771,463	0.4
Marine Street, L.P. (a)(b)(l)(p)	Blended	-	-	-	3/22/2022	1/31/2026	95,907,693	95,907,695	3.3
							178,496,840	169,925,784	5.8
Specialty Finance
5 Core Capital, LLC (b)(c)(l)	14.33%	30 Day Avg. SOFR	9.00%	-	10/28/2020	4/25/2026	16,632,150	16,632,150	0.6
A & T Investments SARL (b)(c)(x)(y)	9.72%	EURIBOR - 6 month	8.00%	-	4/12/2024	4/12/2027	5,770,198	5,844,156	0.2
ACMV Factor Finance SPV, LLC (b)(h)	14.00%	-	-	-	11/24/2021	6/30/2025	27,266,700	27,266,700	0.9
Advantech Servicios Financieros, S.A.P.I. de C.V., SOFOM, E.N.R. (b)(c)(l)(m)	13.41%	30 Day Avg. SOFR	8.00%	-	11/5/2020	5/10/2026	29,400,000	29,400,000	1.0
Aion Acquisition, LLC (b)(j)(r)	-	-	-	-	3/31/2021	-	528,216	212,673	0.0
App Academy Financial, LLC (b)(j)	12.00%	-	-	-	3/23/2021	-	11,303,447	11,303,447	0.4
Art Lending, Inc. (Dart Milano S.R.L - 1) (b)(i)(j)(k)(r)	9.50% PIK	-	-	-	4/14/2021	-	13,485,840	13,369,614	0.5
Art Lending, Inc. (Dart Milano S.R.L - 2) (b)(i)(j)(k)(r)	8.68% PIK	-	-	-	12/17/2021	-	15,291,589	15,155,528	0.5
Art Lending, Inc. (Procacini S.L. - 1) (b)(i)(j)(k)(r)	10.00% PIK	-	-	-	8/26/2020	-	1,967,917	1,967,917	0.1
Art Lending, Inc. (Procacini S.L. - 2) (b)(i)(j)(k)(r)	9.50% PIK	-	-	-	4/14/2021	-	4,047,827	4,047,827	0.1
Art Money International, Co. (b)(c)(j)	17.34%	30 Day Avg. SOFR	12.00%	-	6/12/2018	-	5,397,074	5,397,074	0.2
Art Money International, Co. (Convertible Note) (b)(j)(r)	8.00% PIK	-	-	-	12/9/2019	-	435,000	217,500	0.0
Avista Colombia S.A.S (b)(l)	14.00%	-	-	-	3/29/2021	9/28/2025	7,017,676	7,017,676	0.2
Bandon VAIF, LLC (b)(i)(r)	12.00% PIK	-	-	-	2/10/2020	2/7/2025	3,732,764	1,330,317	0.0
Bandon VAIF, LLC (b)(i)(r)	15.00% PIK	-	-	-	2/15/2022	2/7/2025	82,000	82,000	0.0
Bundled Up, LLC (b)(c)	15.84%	30 Day Avg. SOFR	10.50%	-	11/18/2022	10/1/2025	34,134,959	34,134,959	1.2
CDXFI Specialty Finance, LLC (b)(l)(z)	Blended	-	-	-	9/18/2023	8/25/2026	2,675,000	2,675,000	0.1
CF Holdings II, LLC (b)(k)	17.35%	-	-	-	12/28/2021	3/31/2025	3,596,205	3,596,205	0.1
Cibanco, S.A. Institución (b)(i)	14.55%, 3.00% PIK	-	-	-	4/5/2023	3/27/2027	2,139,779	2,139,779	0.1
Coromandel SPV, LLC (a)(b)(h)(l)	10.00%	-	-	-	1/13/2020	9/1/2024	67,872,324	67,872,324	2.3
Crusoe Energy Systems, LLC (a)(b)(c)(d)	17.00%	-	-	-	9/28/2023	8/31/2027	14,640,588	14,640,588	0.5
ECG Boreal Funding, LLC (b)(c)(k)(l)	15.61%	3 Month CME Term SOFR	10.00%	-	12/28/2021	1/31/2025	8,076,923	8,076,923	0.3
Envest (Canada) Holdings Corp. (b)(h)(i)	14.00%, 2.00%PIK	-	-	-	11/30/2022	11/30/2024	20,952,800	20,952,800	0.7
Equity Link, S.A.P.I. De C.V., SOFOM E.N.R. (b)	10.30%	-	-	-	4/29/2021	7/28/2026	6,000,000	6,000,000	0.2
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	12.00%	-	-	-	9/8/2023	9/8/2024	8,540,492	8,762,282	0.3
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	12.25%	-	-	-	11/9/2023	11/9/2024	9,944,076	10,232,269	0.4
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	12.50%	-	-	-	11/9/2023	2/9/2025	9,944,076	10,253,481	0.4
Grupo Olinx, S.A.P.I. De C.V., SOFOM, E.N.R. (b)(l)	13.00%	-	-	-	8/12/2021	8/12/2027	13,100,000	13,100,000	0.4
HFP SPV I, LLC (a)(b)(c)(k)(l)	17.50%	PRIME	9.00%	-	5/17/2023	12/31/2026	60,000,000	60,000,000	2.0
KSPV 2, LLC (b)(c)(k)(l)	15.00%	3 Month CME Term SOFR	12.50%	-	12/28/2021	6/3/2027	4,000,000	4,000,000	0.1
Osprey Av I, LLC (b)(l)	13.25%	-	-	-	6/14/2023	6/12/2026	17,847,846	17,847,846	0.6
Osprey Av II, LLC (b)(c)(l)	11.34%	30 Day Avg. SOFR	6.00%	-	10/5/2023	8/21/2026	6,205,000	6,205,000	0.2
Payjoy Inc. (b)(k)	14.50%	-	-	-	1/13/2021	12/31/2025	7,500,000	7,500,000	0.3
Percent US ABS I, LLC (b)(l)	13.00%	-	-	-	9/14/2023	9/14/2026	8,340,755	8,340,755	0.3
Pier Asset Management, LLC (Series 6) (b)(c)(k)	18.70%	SONIA	13.50%	-	2/9/2022	3/28/2025	58,908,093	59,515,831	2.0
PT Awan Tunai Indonesia (b)(d)(m)	10.50%	-	-	-	9/10/2020	4/29/2026	26,500,200	26,500,200	0.9
RKB Bridge Solutions, LLC (a)(b)(c)(l)	9.75%	30 Day Avg. SOFR	6.75%	-	4/21/2022	3/31/2025	5,887,590	5,887,590	0.2
Salaryo Capital II, LLC (b)	12.00%	-	-	-	1/30/2020	12/31/2024	10,500,000	7,104,431	0.2
Salaryo Inc. (b)(i)	6.00% PIK	-	-	-	12/11/2023	12/8/2025	500,000	500,000	0.0
SEIA Purchasing, LLC (b)	13.00%	-	-	-	10/12/2022	10/12/2024	5,695,504	5,695,504	0.2
Shopup Pte. Ltd. (b)(d)(k)	13.00%	-	-	-	6/2/2023	8/8/2024	10,000,000	10,000,000	0.3
Sixpoint Capital Management (b)(c)(l)	17.34%	1 Month CME Term SOFR	12.00%	-	10/17/2023	10/17/2028	9,600,500	9,600,500	0.3
SPV. Collections, LLC (b)(c)	16.25%	PRIME	7.75%	-	10/31/2022	12/28/2024	23,520,000	23,520,000	0.8
Square Kilometer Capital SPV, LLC (b)(c)	16.34%	30 Day Avg. SOFR	11.00%	-	11/9/2022	11/8/2024	10,000,000	10,000,000	0.3
SSC SPV No.1, LLC (a)(b)(h)	10.33%	-	-	-	8/9/2019	1/24/2025	80,542,487	80,542,487	2.7
SSL DB West, LLC (b)(c)(l)	15.34%	30 Day Avg. SOFR	10.00%	-	4/14/2023	7/27/2026	63,181,678	63,181,678	2.1
Stat Capital SPV, LLC (b)(c)(l)	14.33%	30 Day Avg. SOFR	9.00%	-	4/29/2022	4/25/2026	16,000,000	16,000,000	0.5
Station Road Capital Management, LLC (a)(b)(l)	13.00%	-	-	-	1/12/2024	1/12/2027	26,426,849	26,426,849	0.9
Steel River Systems, LLC (b)(d)(e)(i)	-	-	-	-	12/22/2022	1/11/2028	2,868,328	2,868,328	0.1
Stride Alternative Education Fund 1 (b)(r)	17.00%	-	-	-	6/13/2022	6/10/2029	6,818,000	1,576,169	0.1
TCM Produce, LLC (b)(k)	14.00%	-	-	-	5/19/2021	12/31/2024	10,295,000	10,295,000	0.3
Terra Payment Services (Mauritius) (b)(k)	11.50%	-	-	-	1/10/2022	12/16/2024	1,428,571	1,428,571	0.1
Vantage Borrower SPV I, LLC (b)(i)(j)(ab)	Blended	-	-	-	9/11/2020	-	3,000,000	3,000,000	0.1
Wallace Management Co., LLC (b)(c)(j)	14.00%	30 Day Avg. SOFR	8.00%	-	9/8/2022	-	11,768,380	11,768,380	0.4
Watu Holdings Ltd. (b)(k)	14.00%	-	-	-	4/11/2022	5/7/2026	10,000,000	10,000,000	0.3
Zanifu Limited (b)(c)(l)	18.34%	30 Day Avg. SOFR	13.00%	-	4/18/2023	4/17/2026	1,387,727	1,387,727	0.1
							842,698,128	832,374,035	28.1

Trade Finance
Medtrade Capital, LLC (b)(d)(i)(aa)	Blended	-	-	-	4/30/2022	4/27/2027	147,283,710	141,604,780	4.8
							147,283,710	141,604,780	4.8
Transportation Finance
Inclusion South Africa Proprietary Limited (a)(b)(c)(k)	17.84%	1 Month CME Term SOFR	12.50%	-	9/27/2022	9/23/2025	17,801,250	17,801,250	0.6
Ranger Hill Run, LLC (b)(l)	14.00%	-	-	-	12/15/2023	12/15/2026	10,879,539	10,879,539	0.4
							28,680,789	28,680,789	1.0
Warehouse Facilities
edly WH Investors 2019-1, LLC (b)(l)	12.00%	-	-	-	10/9/2019	8/16/2024	23,153,541	23,153,541	0.8
Homelight Homes Real Estate, LLC (b)	13.50%	-	-	-	10/8/2020	5/28/2025	789,515	789,515	0.0
							23,943,056	23,943,056	0.8
Total investments in credit facilities							1,834,786,120	1,809,207,704	61.4

Variant Alternative Income Fund

Consolidated Schedule of Investments

July 31, 2024 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost	Fair Value	Percent of Net Assets
Investments in special purpose vehicles - 6.5%
Litigation Finance
YS Law Firm Financing VII (f)(g)	-	-	-	-	4/5/2018	-	233,133	350,204	0.0
BR AB, LLC (b)	-	-	-	2,220	8/24/2023	-	2,220,000	2,220,000	0.1
							2,453,133	2,570,204	0.1

Real Estate Debt
CDMX Debt Fund, LLC (f)(g)	-	-	-	-	4/25/2022	-	18,268,045	19,424,735	0.7
Monticello Funding, LLC Series BTH-48 (f)(g)	-	-	-	-	7/23/2021	-	2,120,965	2,151,124	0.1
Monticello Funding, LLC Series BTH-49 (f)(g)(l)	-	-	-	-	8/16/2021	-	826,994	837,462	0.0
Monticello Funding, LLC Series BTH-54 (f)(g)	-	-	-	-	12/17/2021	-	1,982,773	2,008,403	0.1
Monticello Funding, LLC Series BTH-55 (f)(g)	-	-	-	-	12/17/2021	-	2,490,719	2,522,659	0.1
Monticello Funding, LLC Series BTH-56 (f)(g)	-	-	-	-	12/17/2021	-	3,654,826	3,692,426	0.1
Monticello Funding, LLC Series SH-71 (f)(g)	-	-	-	-	9/5/2023	-	1,000,000	1,010,493	0.0
							30,344,322	31,647,302	1.1
Real Estate Equity
PHX Industrial Portfolio AMP SPV, LLC (f)(g)	-	-	-	-	12/20/2021	-	6,100,860	8,190,943	0.3
CX Lively Indigo Run Depositor, LLC (b)(f)	-	-	-	-	5/9/2022	-	6,725,250	4,816,139	0.2
CX Midwest Industrial Logistics Depositor, LLC (b)(f)	-	-	-	-	6/24/2022	-	9,063,000	7,486,343	0.2
CX Mode at Hyattsville Depositor, LLC (b)(f)	-	-	-	-	10/18/2022	-	7,664,100	8,655,272	0.3
CX Owings Mills Multifamily Depositor, LLC (b)(f)	-	-	-	-	7/12/2022	-	9,860,000	6,113,807	0.2
CX Residences at Congressional Village Depositor, LLC (b)(f)	-	-	-	-	6/27/2022	-	8,865,000	12,097,814	0.4
CX Station at Clift Farm Depositor, LLC (b)(f)	-	-	-	-	12/27/2021	-	7,947,300	4,976,983	0.2
							56,225,510	52,337,301	1.8
Royalties
Round Hill Music Carlin Coinvest, L.P. (f)(g)(o)	-	-	-	-	10/1/2017	-	929,104	1,353,249	0.0

Specialty Finance
Cirrix Investments, LLC (f)(g)	-	-	-	-	1/27/2022	-	5,000,000	6,147,404	0.2
Lendable SPC (behalf of Segregated Investment Vehicle 1) (f)(g)	-	-	-	-	7/31/2020	-	102,900,000	96,339,030	3.3
							107,900,000	102,486,434	3.5
Transportation Finance
Vessel Deconstruction I (b)	-	-	-	-	6/26/2018	-	500,000	200,000	0.0
Total investments in special purpose vehicles							198,352,069	190,594,490	6.5

Variant Alternative Income Fund

Consolidated Schedule of Investments

July 31, 2024 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost	Fair Value	Percent of Net Assets
Investments in direct equities - 0.2%
Specialty Finance
Coromandel Capital, LLC (b)(n)	-	-	-	-	7/3/2024	-	-	981,278	0.0
Internex Capital, LLC, Series A Preferred (b)	-	-	-	359,701	4/1/2022	-	1,250,000	1,250,000	0.0
Preteur Inc. (b)(n)	-	-	-	400,000	3/28/2023	-	-	2,000,000	0.1
Star Strong Funding, LLC (b)	-	-	-	-	4/27/2022	-	348,000	1,851,219	0.1
							1,598,000	6,082,497	0.2
Transportation Finance
Inclusion South Africa Proprietary Limited (a)(b)(n)(q)	-	-	-	-	9/27/2022	-	-	57,574	0.0

Total investments in direct equities							1,598,000	6,140,071	0.2

Investments in warrants - 0.2%
Litigation Finance
Kerberos Capital Management SPV V, LLC (b)(n)(s)	-	-	-	-	5/17/2022	-	-	2,769,907	0.1

Royalties
Beatfund II, LLC (a)(b)(n)(w)	-	-	-	194,924	6/26/2024	-	-	385,890	0.0

Specialty Finance
Coromandel Capital, LLC (a)(b)(n)(v)	-	-	-	-	9/8/2021	-	-	614,704	0.0
Rainforest Life Pte. Ltd. - Warrants (b)(n)(t)	-	-	-	-	8/20/2021	-	-	648,860	0.1
CoVenture - Vantage Credit Opportunities GP, LLC (b)(n)(u)	-	-	-	29,206	1/27/2021	-	-	509,659	0.0
							-	1,773,223	0.1
Total investments in warrants							-	4,929,020	0.2

Investments in money market instruments - 8.6%
Goldman Sachs Financial Square Government Fund, Institutional Shares (a)(ad)	5.28%	-	-	253,103,294	-	-	253,103,294	253,103,294	8.6
Total investments in money market instruments							253,103,294	253,103,294	8.6

Total Investments (cost $2,889,660,857)								$2,896,716,878	98.3
Other assets less liabilities								49,471,492	1.7
Net Assets								$2,946,188,370	100.0

Variant Alternative Income Fund
Consolidated Schedule of Investments
July 31, 2024 - (Unaudited)

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Notional	Value at	Appreciation
	Date	Long (Short)	Value	July 31, 2024	(Depreciation)
Foreign Exchange Futures
CME Australian Dollar	September 2024	(488)	$(32,481,295)	$(31,978,640)	$502,655
CME British Pound	September 2024	(108)	(8,617,458)	(8,681,175)	(63,717)
CME Euro Dollar	September 2024	(82)	(11,084,747)	(11,121,250)	(36,503)
CME Mexican Peso	September 2024	(714)	(18,966,706)	(19,095,930)	(129,224)
TOTAL FUTURES CONTRACTS			$(71,150,207)	$(70,876,995)	$273,212

See accompanying Notes to Consolidated Schedule of Investments.

Investment Abbreviations:

SOFR - Secured Overnight Financing Role

CME - Chicago Mercantile Exchange

PRIME - Prime Lending Rate

SONIA - Sterling Overnight Index Average

EURIBOR - Euro Interbank Offered Rate

Footnotes:

(a)	This security serves as collateral for the Fund’s revolving credit facility, when in use during the year.
(b)	Value was determined using significant unobservable inputs. See Note 3.
(c)	Variable rate security. Rate shown is the rate in effect as of July 31, 2024.
(d)	This investment has variable maturity dates maturing through the date listed.
(e)	This security is structured as profit sharing agreement subject to a preferred return.
(f)	Private investment company or special purpose vehicle does not issue shares or units.
(g)	Investment valued using net asset value per share (or its equivalent) as a practical expedient.
(h)	This investment is structured with a profit sharing component. The rate disclosed as of July 31, 2024 is the base rate.
(i)	This security has a component of paid-in-kind (PIK) interest. This indicates that either a part or all of the interest accrued within a period may be capitalized into the principal balance of the security or interest is collected periodically with no specific terms.
(j)	This security is in winddown with no specific maturity date.
(k)	This investment was made through a participation. See Note 2.
(l)	This investment has been committed to but has not been fully funded by the Fund as of July 31, 2024.
(m)	The Fund receives a management or agent fee from this security.
(n)	This investment was acquired at zero cost through the structuring of another security.
(o)	100% of this special purpose vehicle is invested in one music catalog.
(p)	Security has a blended interest rate of 8.00%, 8.50% and 9.00% based on underlying collateral and is structured with a profit sharing component. Interest is collected periodically with no specific terms.
(q)	This investment is a grant. The grant can be exercised at 200 EUR when an equity investment is made by the participation through Rivonia Road Capital, LLC.
(r)	The accrual on this security is currently set to zero as it is non-income producing. The rate disclosed as of July 31, 2024 is the base rate.
(s)	This warrant's expiration date is on the tenth anniversary of its date of issue (May 17, 2022). The exercise price is $0.01.
(t)	This warrant's expiration date is on the tenth anniversary of its effective date (July 13, 2021). The exercise price is $0.01.
(u)	This warrant's expiration date is on the tenth anniversary of its initial vest date (May 1, 2022). The exercise price is $0.01.
(v)	This warrant's expiration date is on the tenth anniversary of its effective date (January 7, 2020). The exercise price is $1.00.
(w)	This warrant's expiration date is on the twenty-fifth anniversary of its initial funding date (November 25, 2022). The exercise price is $0.0001.
(x)	This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date (April 12, 2027), ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a Winddown Period (thirty months following issuance date) expires.
(y)	This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6M EURIBOR rate and 6M SOFR rate.
(z)	This security has a blended interest rate of 13.25% for draws before November 1, 2023 and 13.09% for draws on or after November 2, 2023.
(aa)	This security has a profit share structure on $121,552,544 and 12% stated rate on $25,731,165.
(ab)	This security has a cash interest rate of 12% and an additional PIK interest rate of 4-10%, depending on the underlying credit facility tranche and debt ratio of each preceding monthly period.
(ac)	The full legal names of the borrowers are as follows: OHFX 4031U, LLC (“OHFX”), Dana Ellen Smith, As Trustee Of The Dana Ellen Smith Exempt Trust Under The Minzer Family Revocable Trust (the “Smith Trust”), Dated October 15, 1985, Dana Ellen Smith, As Trustee Of The Stone Canyon Trust (the “Stone Canyon Trust”), Dated May 9, 2014, and City Centre West, LLC.
(ad)	Rate listed is the 7-day effective yield at July 31, 2024.

Variant Alternative Income Fund
Consolidated Portfolio Allocation (Unaudited)
July 31, 2024 - (Unaudited)

Investment Type as a percentage of Total Net Assets As Follows

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	61.4%
Private Investment Companies	21.4%
Short-Term Investments	8.6%
Special Purpose Vehicles	6.5%
Direct Equities	0.2%
Warrants	0.2%
Total Investments	98.3%
Other assets less liabilities	1.7%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Schedule of Investments.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited)

1. Organization

The Variant Alternative Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and reorganized as a Delaware statutory trust at the close of business on September 28, 2018. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund commenced operations on October 1, 2018 with Institutional Class Shares. Investor Class Shares were offered at a later date and commenced operations on October 31, 2018. The Board of Trustees (“Board”) of the Fund approved the closure of the Fund’s Investor Class Shares. On September 17, 2021, all of the Fund’s Investor Class Shares were converted into Institutional Class Shares and Investor Class Shares as a class of Shares of the Fund were terminated.

The Fund’s investment objective is to seek to provide a high level of current income by investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in alternative income-generating investments. The Fund may allocate its assets through direct investments, and investments in a wide range of investment vehicles.

Consolidation of Subsidiary

Each subsidiary below was formed as a limited a limited liability company and is a wholly-owned subsidiary of the Fund. All subsidiaries were formed to allow the Fund to pledge specific assets to its revolving credit facilities. All inter-company accounts and transactions have been eliminated in the consolidation of the Fund. A list of the subsidiaries are as follows as of July 31, 2024:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Funds Total Net Assets
VAIF I FB SPV, LLC	September 18, 2023	$219,721,213	7.46%
VAIF II SPV, LLC	June 21, 2024	581,228,977	19.73%
Total		$800,950,190

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day-to-day responsibility for fair value determinations in accordance with the Valuation Procedures to the Investment Manager (the “Valuation Designee”), subject to oversight by the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/ or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using Valuation Procedures approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

Written Options

The Fund may write call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Consolidated Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. As of July 31, 2024 the Fund did not hold any options.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency exchange future contracts (“contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these contracts are major U.S. financial institutions. As of July 31, 2024, the Fund had one-thousand three-hundred and ninety two outstanding future currency contracts sold short. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

3. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide compensation to the managers in the form of fees ranging from 0% to 4.25% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

At July 31, 2024, the Fund had private investment companies of $278,060 that did not qualify for the practical expedient because it is probable that the Fund could sell these investments for amounts that differ from the NAVs provided by the underlying private investment companies. Private investment companies not qualifying for practical expedient were valued by the Fund through application of adjustments to the stated NAVs reported by the underlying private investment companies. These adjustments are based on other relevant information available that the Fund eels has not been reflected in the most recent fair value. As a result, a discount of 99.64x has been applied to the stated NAVs. Investments in private investment companies that do not qualify for the practical expedient are categorized in Level 3 of the fair value hierarchy.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the period ended July 31, 2024, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient. For investments that cannot be measured based on NAV as a practical expedient as of July 31, 2024, the Fund determined its value through a market approach method. The market approach method utilizes relevant market capitalization rates and the assets’ current operating income. These investments are categorized as Level 3 in the fair value hierarchy.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of July 31, 2024. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market value of the underlying asset and is generally adjusted for factors such as lack of marketability, lack of control, or recoverability percentage. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. The Fund has determined to value its investments in direct equities through a market approach method as of July 31, 2024. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Investments in Warrants

As a part of the credit facilities, the Fund receives exercisable warrants in the private investments or operating companies of the borrower. The Fund has determined to value its investments in warrants through a discounted cash flow or market approach as of July 31, 2024. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of July 31, 2024.

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$-	$-	$278,060	$632,464,239	$632,742,299
Credit Facilities	-	-	1,809,207,704	-	1,809,207,704
Special Purpose Vehicles	-	-	46,566,358	144,028,132	190,594,490
Direct Equities	-	-	6,140,071	-	6,140,071
Warrants	-	-	4,929,020	-	4,929,020
Short-Term Investments	253,103,294	-	-	-	253,103,294
Total Investments	$253,103,294	$-	$1,867,121,213	$776,492,371	$2,896,716,878

Other Financial Instruments¹
Future Contracts	273,212	-	-	-	273,212
Total Assets	$253,376,506	$-	$1,867,121,213	$776,492,371	$2,896,990,090

¹	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy as of period ended July, 31, 2024:

	Private Investment Companies	Credit Facilities	Special Purpose Vehicles	Direct Equities	Warrants	Total
April, 30, 2024	$86,845,128	$1,918,013,254	$43,815,310	$5,193,706	$4,256,384	2,058,123,782
Realized gains (losses)	-	(40,195,707)	-	(22)	-	(40,195,729)
Change in Unrealized gains (losses)	(86,567,068)	(164,488)	3,871,497	946,387	672,636	(81,241,036)
Transfer into level 3	-	-	-	-	-	-
Transfer out of level 3	-	-	-	-	-	-
Recategorized	-	-	-	-	-	-
Purchases	-	129,446,611	-	-	-	129,446,611
Sales	-	(197,891,966)	(1,120,449)	-	-	(199,012,415)
July, 31, 2024	$278,060	$1,809,207,704	$46,566,358	$6,140,071	$4,929,020	$1,867,121,213
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July, 31, 2024	$(78,216,269)	$(1,002,151)	$3,871,497	$981,278	$732,297	$(73,633,348)

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

July 31, 2024 (Unaudited) (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of July, 31, 2024:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average¹	Impact on Valuation from an increase in Input
Private Investment Companies	$278,060	Market Approach	Discount Rate	14.00%	14.00%	Decrease
			Ownership %	14.84%	14.84%	Increase

Credit Facilities	$98,832,020	Income Approach	Discount Rate	10.00% - 16.00%	12.90%	Decrease

	$1,710,375,684	Market Approach	Discount Rate	12.00% - 35.00%	23.49%	Decrease
			Market Multiple	9.70x - 10.00x	9.85x	Increase
			Ownership %	8.77% - 50.00%	49.19%	Increase
			Price Per Box	$0.65	$0.65	Increase
			Recent Transaction Price	$100.00	$100.00	Increase
			Recovery %	30.00% - 100.00%	48.63%	Increase

Special Purpose Vehicles	$46,566,358	Market Approach	Discount Rate	4.75% - 5.25%	5.09%	Decrease
			Recent Transaction Price	$40.00 - $100.00	$95.42	Increase

Direct Equities	$6,140,071	Market Approach	Discount Rate	35.00% - 40.00%	38.30%	Decrease
			Growth Rate	3.00% - 5.00%	3.69%	Increase
			Loan Loss Reserve	6.00%	6.00%	Decrease
			Market Multiple	8.15x - 20.00x	11.71x	Increase
			Ownership %	1.33% - 1.95%	1.95%	Increase
			Price Per Share	$3.48	$3.48	Increase
			Revenue Share	12.00%	12.00%	Increase
			Exercise Price	EUR 200	EUR 200	Decrease

Warrants	$3,384,611	Income Approach	Discount Rate	9.74% - 65.00%	19.78%	Decrease
			Growth Rate	3.25% - 8.10%	3.60%	Increase
			Ownership %	10.00% - 15.00%	14.09%	Increase

	$1,544,409	Market Approach	Agent Fee %	15.00%	15.00%	Decrease
			Market Valuation	$13,100,000.00 - $40,000,000.00	$21,743,514.00	Increase
			Ownership %	0.60% - 2.82%	0.92%	Increase
			Price Per Share	$2.36 - $20.53	$10.56	Increase

¹	Unobservable inputs were weighted by the fair value of the instruments as of period ended July, 31, 2024.